EXHIBIT 99.2
Description of Slides Regarding McLeodUSA Investor and Analyst Conference and Webcast on November 8, 2000.


Slide 01

Agenda. . .

 9:45                   Welcome                 Steve Gray
10:05                   Macro View              Clark McLeod
10:25                   Publishing              Art Chistoffersen
10:55                   --Break--
11:10                   Local Service           Steve Gray
                                                Steve Shirar
11:50                   --Lunch Break--

McLeodUSA logo.

Slide 02

Agenda. . .

12:15                   ENGN                    Roy Wilkens
 1:15                   Financial               Lyle Patrick
 1:40                   Q & A Panel             Steve Gray
                                                Lyle Patrick
                                                Roy Wilkens
 2:45                   Closing                 Clark McLeod
 3:00                   Adjourn


McLeodUSA logo.


Slide 03

Safe Harbor. . .

Some of the statements contained in this slide presentation discuss future expectations, contain projections of results of operations or financial condition or state other forward-looking information. Those statements are subject to known and unknown risks, uncertainties and other factors that could cause the actual results to differ materially from those contemplated by the statements. The "forward-looking" information is based on various factors and was derived using numerous assumptions. Actual events or results may differ substantially. Important factors that could cause actual events or results to be materially different from the forward-looking statements include availability of financing and regulatory approvals, the number of potential customers in a target market, the existence of strategic alliances or relationships, our developments in the

McLeodUSA logo.


Slide 04

Safe Harbor. . .

industry, changes in the competitive climate in which we operate and the emergence of future opportunities. These and other applicable risks are summarized under "Risk Factors" in the McLeodUSA Annual Report on Form 10-K for the fiscal year ended December 31, 1999, in which is filed with the Securities and Exchange Commission.

McLeodUSA and CapRock will file a proxy statement / prospectus and other documents regarding the proposed acquisition referenced in the following information with SEC. Investors and security holders are urged to read the proxy statement / prospectus, when it becomes available, because it will contain important information. A definitive proxy statement / prospectus will be sent to security holders of CapRock seeking their approval of the transaction.
McLeodUSA logo.


Slide 05

Safe Harbor. . .

In addition, McLeodUSA will file a registration statement with the SEC to register certain of its notes to be offered in an exchange offer for outstanding CapRock notes. CapRock noteholders are urged to read the exchange offer prospectus, when it becomes available, because it will contain important information. Investors and security holders may obtain a free copy of the definitive proxy statement / prospectus, exchange offer prospectus (when they are available) and other documents filed by McLeodUSA and CapRock with the SEC at its web site at www.sec.gov. The definitive statement / prospectus, exchange
                   -----------
offer prospectus and other documents may also be obtained for free by directing a request to:

         CapRock Communications, Inc.         or               McLeodUSA
         At 972-982-9550                                       at 319-790-7800

McLeodUSA logo.

The following slides were presented by Art Christoffersen:
---------------------------------------------------------

Slide 06

Large McLeodUSA logo.
Simply the Best logo.

Slide 07

Large McLeodUSA logo.
Publishing Company

Simply the Best logo.

Slide 08

Huge Growth Opportunity . . .

[On the left side of the slide is a green arrow pointing up. The year 2000 is at the bottom of the arrow. The year 2010 is at the top of the arrow. The text "$13 Billion" is below the arrow. The text "$20 Billion" is above the arrow. On the right side of the slide is a pie chart designating "84% RBOCs", "6% Other" and "10% Competitive".

McLeodUSA logo.           . . . little competition


Slide 09

RBOC Control. . .

[On the left side of the slide is a stack of four competitor phone books with the McLeodUSA directory standing upright on top of the other books. To the right of this is the following text:]

o  Consistent Annual Rate Increases
o  Over 50% EBITDA Margins

McLeodUSA logo.           . . . stabilizes opportunity


Slide 10

Attractive Markets . . .

[On the left two-thirds of the slide appears a map of the continental United States, showing the 48 states therein. The two letter postal state abbreviation symbols "OR," "CA," "NV," "ID," "MT," "WY," "UT," "CO," "OK," "KS," "NE," "SD,"
"ND," "MN," "WI," "IA," "MO," "AR,"

"MS," "TN," "FL," "KY," "IL," "IN," "OH," "MI," appear within the respective boundaries of the state which each symbol represents. There is yellow shading in each of these states that have abbreviations with several states fully shaded in yellow and other shaded in part. The yellow shading represents areas covered by McLeodUSA directories. To the right of the diagram is the following text:]

o  2nd/3rd Tier Focus
o  100% SME
o  CLEC Positioning

Below the diagram is the text "Illustration Only".

McLeodUSA logo.           . . . very vulnerable

Slide 11

Customer Centric Product . . .

[To the left side of the slide is a picture of the McLeodUSA directory open to a yellow page ad with another large McLeodUSA directory and another small McLeodUSA directory lying partially on top. The text "Display Ads-- Paper/Internet" is above this picture. The text "31 Million Directories" is below it. To the right side is the following text:]

o  Color Ads & Maps
o  Larger Text
o  3 vs 4 Columns

McLeodUSA logo.           . . . competitive differentiation

Slide 12

Coverage. . .

[On the left side of the slide is a map of part of Illinois indicating Rockford and surrounding communities. To the right of the map is the text "Local Shopping Area (Drive-to Decisions)". Below is a key designating the red area as "Rockford--Ameritech". Rockford, Loves Park, Machesney Park and Harlem areas are highlighted in red and constitute about 15% of the total mapped area.]

McLeodUSA logo.           . . . economic market vs RBOC exchange


Slide 13

Coverage. . .

[On the left side of the slide is a map of part of Illinois indicating Rockford and surrounding communities. To the right of the map is the text "Local Shopping Area (Drive-to Decisions)". Below is a key designating the red area as "Rockford--Ameritech" and the green area as "Freeport-GTE". Rockford, Loves Park, Machesney Park and Harlem areas are highlighted in red. Seward and Pecatonica areas are highlighted in green and constitute about 10% of the total mapped area.]

McLeodUSA logo.           . . . economic market vs RBOC exchange


Slide 14

Coverage. . .

[On the left side of the slide is a map of part of Illinois indicating Rockford and surrounding communities. To the right of the map is the text "Local Shopping Area (Drive-to Decisions)". Below is a key designating the red area as "Rockford--Ameritech" and the green area as "Freeport-GTE" and the blue area as "Belvidere--GTE". Rockford, Loves Park, Machesney Park and Harlem areas are highlighted in red. Seward and Pecatonica areas are highlighted in green. Shirland, Harrison, Rockton, Roscoe, Capron, Caledonia, Argyle, Poplar Grove, Belvidere, Garden Prairie, Cherry Valley, Irene, New Milford, Winnebago, Byron, Stillman Valley and Davis Junction areas are highlighted in blue and constitute about 75% of the total mapped area (covering the Rockford area on three sides).]

McLeodUSA logo.           . . . economic market vs RBOC exchange

Slide 15

Coverage. . .

[On the left side of the slide is a map of part of Illinois indicating the same Rockford and surrounding communities as the prior three slides which full area is highlighted in yellow. To the right of the map is the text "Local Shopping Area (Drive-to Decisions)". Below is McLeodUSA logo.]

McLeodUSA logo.           . . . economic market vs RBOC exchange

Slide 16

Contiguous Markets. . .

[On the left two-thirds of the slide appears a map of the continental United States, showing the 48 states therein. In the following states are the following percentages: Oregon 16%; Idaho 87%, 3%; Montana 99%; Wyoming 100%, 37%; Colorado 98%, 18%; North Dakota 100%, 34%; South Dakota 100%, 35%; Nebraska 82%, 7%;
Kansas 43%, Minnesota 100%, 28%; Iowa

100%, 46%, Missouri 86%, 10%; Arkansas 27%; Mississippi 5%; Florida 14%, Tennessee 23%; Ohio 11%; Indiana 92%, 11%; Illinois 56%, 32%; Wisconsin 68%, 21% and Michigan 74%, 15%. To the right of this diagram is the following text:]

o  Brand Awareness
o  Catalog of Services
o  Relationships Annually Renewed

McLeodUSA logo.           . . . positions CLEC entry

Slide 17

Staged Growth. . .

[On the left side of the slide appears a map of the continental United States, showing the 48 states therein. The following states have highlighted areas in the state designating covered markets: Wisconsin; Minnesota; South Dakota; Nebraska; Iowa; Illinois and Indiana. To the right of the diagram is the text "New Markets (Books); Buy, Build." On the bottom left of the diagram is the year "1990". Below the diagram is the text "Illustration Only."]

McLeodUSA logo.           . . . contiguous markets

Slide 18

Staged Growth. . .

[On the left side of the slide appears a map of the continental United States, showing the 48 states therein. The following states have highlighted areas in the state designating covered markets: Wisconsin; Minnesota; South Dakota; Nebraska; Iowa; Illinois and Indiana. The total area highlighted includes more territory than the previous slide. To the right of the diagram is the text "New Markets (Books); Buy, Build." On the bottom left of the diagram is the year "1991". Below the diagram is the text "Illustration Only."]

McLeodUSA logo.           . . . contiguous markets

Slide 19

Staged Growth. . .

[On the left side of the slide appears a map of the continental United States, showing the 48 states therein. The following states have highlighted areas in the state designating covered markets: Wisconsin; Minnesota; South Dakota; Nebraska; Iowa; Illinois and Indiana. The total area highlighted includes more territory than the previous slide. To the right of the diagram is the text "New Markets (Books); Buy, Build." On the bottom left of the diagram is the year "1992". Below the diagram is the text "Illustration Only."]

McLeodUSA logo.           . . . contiguous markets

Slide 20

Staged Growth. . .

[On the left side of the slide appears a map of the continental United States, showing the 48 states therein. The following states have highlighted areas in the state designating covered markets: Wisconsin; Minnesota; South Dakota; Wyoming; Colorado; Utah; Nebraska; Iowa; Missouri; Illinois and Indiana. The total area highlighted includes more territory than the previous slide. To the right of the diagram is the text "New Markets (Books); Buy, Build." On the bottom left of the diagram is the year "1993". Below the diagram is the text "Illustration Only."]

McLeodUSA logo.           . . . contiguous markets

Slide 21

Staged Growth. . .

[On the left side of the slide appears a map of the continental United States, showing the 48 states therein. The following states have highlighted areas in the state designating covered markets: Wisconsin; Minnesota; South Dakota; Wyoming; Colorado; Utah; Nebraska; Iowa; Missouri; Illinois and Indiana. The total area highlighted includes more territory than the previous slide. To the right of the diagram is the text "New Markets (Books); Buy, Build." On the bottom left of the diagram is the year "1994". Below the diagram is the text "Illustration Only."]

McLeodUSA logo.           . . . contiguous markets


Slide 22

Staged Growth. . .

[On the left side of the slide appears a map of the continental United States, showing the 48 states therein. The following states have highlighted areas in the state designating covered markets: Wisconsin; Minnesota; South Dakota; Wyoming; Colorado; Utah; Nevada; Idaho; Montana; Nebraska; Iowa; Missouri; Illinois and Indiana. The total area highlighted includes more territory than the previous slide. To the right of the diagram is the text "New Markets (Books); Buy, Build." On the bottom left of the diagram is the year "1995". Below the diagram is the text "Illustration Only."]

McLeodUSA logo.           . . . contiguous markets

Slide 23

Staged Growth. . .

[On the left side of the slide appears a map of the continental United States, showing the 48 states therein. The following states have highlighted areas in the state designating covered markets: Wisconsin; Minnesota; South Dakota; Wyoming; Colorado; Utah; Nevada; Idaho, Montana; Nebraska; Iowa; Missouri; Arkansas; Illinois and Indiana. The total area highlighted includes more territory than the previous slide. To the right of the diagram is the text "New Markets (Books); Buy, Build." On the bottom left of the diagram is the year "1996". Below the diagram is the text "Illustration Only."]

McLeodUSA logo.           . . . contiguous markets


Slide 24

Staged Growth. . .

[On the left side of the slide appears a map of the continental United States, showing the 48 states therein. The following states have highlighted areas in the state designating covered markets: Wisconsin; Minnesota; North Dakota; South Dakota; Wyoming; Colorado; Utah; Nevada; Idaho, Montana; Nebraska; Iowa; Missouri; Arkansas; Illinois; Indiana; Ohio and Michigan. The total area highlighted includes more territory than the previous slide. To the right of the diagram is the text "New Markets (Books); Buy, Build." On the bottom left of the diagram is the year "1997". Below the diagram is the text "Illustration Only."]

McLeodUSA logo.          . . . contiguous markets


Slide 25

Staged Growth. . .

[On the left side of the slide appears a map of the continental United States, showing the 48 states therein. The following states have highlighted areas in the state designating covered markets: Wisconsin; Minnesota; North Dakota; South Dakota; Wyoming; Colorado; Utah; Nevada; Idaho, Montana; Nebraska; Iowa; Missouri; Arkansas; Tennessee; Illinois; Indiana; Ohio and Michigan. The total area highlighted includes more territory than the previous slide. To the right of the diagram is the text "New Markets (Books); Buy, Build." On the bottom left of the diagram is the year "1998". Below the diagram is the text "Illustration Only."]

McLeodUSA logo.           . . . contiguous markets

Slide 26

Staged Growth. . .

[On the left side of the slide appears a map of the continental United States, showing the 48 states therein. The following states have highlighted areas in the state designating covered markets: Wisconsin; Minnesota; North Dakota; South Dakota; Wyoming; Colorado; Utah; Nevada; Idaho, Montana; Nebraska; Iowa; Missouri; Arkansas; Kansas; Tennessee; Illinois; Indiana; Ohio; Michigan and Florida. The total area highlighted includes more territory than the previous slide. To the right of the diagram is the text "New Markets (Books); Buy, Build." On the bottom left of the diagram is the year "1999". Below the diagram is the text "Illustration Only."]

McLeodUSA logo.           . . . contiguous markets


Slide 27

Staged Growth . . .

[On the left side of the slide appears a map of the continental United States, showing the 48 states therein. The following states have highlighted areas in the state designating covered markets: Wisconsin; Minnesota; North Dakota; South Dakota; Wyoming; Colorado; Utah; Nevada; Idaho; Oregon; California; Montana; Nebraska; Iowa; Missouri; Arkansas; Kansas; Tennessee; Illinois; Indiana; Ohio; Michigan; Florida; Oklahoma; Mississippi and Kentucky. The total area highlighted includes more territory than the previous slide. To the right of the diagram is the text "New Markets (Books); Buy, Build." On the bottom left of the diagram is the year "2000". Below the diagram is the text "Illustration Only."]

McLeodUSA logo.           . . . contiguous markets


Slide 28

Formula Based. . .

[On the left side of the slide appears a bar graph. On the horizontal axis are the years "91", "96", "01" with the text "Year" below. Above the year 91 is a graph bar indicating "3". Above the year 96 is a graph bar indicating "7". Above the year 01 is a graph bar indicating "31". Above the graph is the text "Directories Distributed (MM)". To the right of the graph is the following text:]

o  100% Annual Canvassing
o  Face-to-Face Sales
o  Eyeballs - Books/Web

McLeodUSA logo.           . . .  replicable/scalable

Slide 29

Increasing Penetration. . .

[On the left side of the slide is a bar graph. On the horizontal axis are the years "91", "96", "01" with the text "Year" below it. Above the year 91 is a graph bar indicating "$0.7". Above the year 96 is a graph bar indicating "$6". Above the year 01 is a graph bar indicating "$55". Above the graph is the text "Directory Consolidated EBITDA (MM)".]

[On the right side of the slide is a line graph. On the horizontal axis are the numbers "1", "5", "10" with the text "Years in Market" below it. On the vertical axis are the numbers "0", "10", "30", "50" with the text "Percent" above it. At the number 0 is a white horizontal line with the text "Break Even". There is a yellow curved line from the number 1 on the horizontal axis below the break even line which curves in an upward direction, intersecting with year 5 on the horizontal axis and about 3 percent on the vertical axis, and it ending at year 10 on the horizontal axis and 50 percent on the vertical axis. The text "Same Store EBITDA Growth" is above the curved line.]

McLeodUSA logo.           . . . builds profits


Slide 30

Geographic Expansion. . .

[On the left side of the slide is a bar graph. On the horizontal axis are the years "91", "96", "01" with the text "Year" below it. Above the year 91 is a graph bar indicating "4". Above the year 96 is a graph bar indicating "11". Above the year 01 is a graph bar indicating "50". Above the graph is the text "Population Served (MM)".]

[On the right side of the slide is another bar graph. On the horizontal axis are the years "91", "96", "01" with the text "Year" below it. Above the year 91 is a graph bar indicating "$20". Above the year 96 is a graph bar indicating "$50". Above the year 01 is a graph bar indicating "$300". To the left of the graph is the text "Revenue (MM)".]

McLeodUSA logo.           . . . results are impressive


Slide 31

Tenured Team. . .

[On the left side of the slide is a bar graph. On the horizontal axis are the years "91", "96", "01" with the text "Year" below it. Above the year 91 is a graph bar indicating "300". Above the year 96 is a graph bar indicating "600". Above the year 01 is a graph bar indicating "2500". Above the graph is the text "Employees". To the right of the graph is the following text:]

o  Opportunity
o  Culture/Community
o  Performance

McLeodUSA logo.           . . . key to successful execution


Slide 32

McLeodUSA Publishing. . .

o  Opportunity
   - Very Large, Very Profitable

o  Plan/Execution
   - Replicable, Scalable, Successful

o  Mission
   - Number One in Local Services

McLeodUSA logo.           . . . simply the best


Slide 33

Large McLeodUSA logo.
Simply the Best logo.


The following slides were presented by Steve Gray and Steve Shirar:
------------------------------------------------------------------

Slide 34

Large McLeodUSA logo.
Simply the Best logo.

Local Services

Slide 35

McLeodUSA. . .

o  Opportunity . . . Unprecedented

o  Plan . . .  Value Creation
o  Execution . . . Formula Based

McLeodUSA logo.           . . . simply the best


Slide 36

Incumbent Markets, Most Attractive . . .

[On the left side of the slide appears a map of the continental United States, showing the 48 states therein. The two letter postal state abbreviation symbols "WA," "OR," "ID," "MT," "WY," "UT," "AZ," "NM," "CO," "TX," "OK," "KS," "NE,"
"SD," "ND," "MN," "WI," "IA," "MO," "AR," "LA," "IL," "IN," "OH," "MI," appear in bold type within the respective boundaries of the state which each symbol represents. The following states are highlighted yellow: WA, OR, ID, MT, WY, UT, AZ, NM, CO, KS, NE, SD, ND, MN, WI, IA, MO, IL, IN, OH, and MI. The following states are highlighted purple: TX, OK, AR, and LA. Above the diagram is the text "$240B Market opportunity". Below the diagram is the text "Illustration Only". Below the diagram to the left is the text "*10 Year". To the right of the diagram is the following text:]

o  Local Services
o  Layered-On Products
o  Business Focused

McLeodUSA logo.           . . . most vulnerable


Slide 37

Plan of Attack, Straight Forward. . .

o  Capture Marketshare
o  Control Network / Systems
o  Integrate Marketshare and Network

McLeodUSA logo.           . . . unchanged


Slide 38

Qwest Agreement Optimizes. . .

[On the left side of the slide is a picture of a swinging pendulum. To the left of the pendulum is the text "Incumbent Facilities". On the pendulum is the text "Speed Functional Cost". To the right of the pendulum is the text "McLeodUSA Facilities". On the right side of the slide is the following text:]

o  Strategic
o  Economics
o  Momentum

McLeodUSA logo.           . . . return on capital


Slide 39

Large McLeodUSA logo.
Simply the Best logo.

Local Services - Execution

Slide 40

Customer Focused. . .

[On the left side of the slide appears a map of the continental United States, showing the 48 states therein. The two letter postal state abbreviation symbols "WA," "OR," "ID," "MT," "WY," "UT," "AZ," "NM," "CO," "TX," "OK," "KS," "NE,"
"SD," "ND," "MN," "WI," "IA," "MO," "AR," "LA," "IL," "IN," "OH," "MI," appear in bold type within the respective boundaries of the state which each symbol represents. The following states are highlighted yellow: WA, OR, ID, MT, WY, UT, AZ, NM, CO, KS, NE, SD, ND, MN, WI, IA, MO, IL, IN, OH, and MI. The following states are highlighted purple: TX, OK, AR, and LA. The following numerical percentages appear within the following states: Idaho "3%", Wyoming "37%", Utah "5%", Colorado "18%", North Dakota "34%", South Dakota "35%", Nebraska "7%", Minnesota "28%", Iowa "46%", Missouri "10%", Wisconsin "21%", Illinois "32%", Michigan "15%, Indiana "10%". There is a star in Utah and Indiana. Below the diagram is the text "Illustration Only". Below the diagram to the left is a star indicating Indianapolis, IN and Salt Lake City, UT. To the right of the diagram is the following text:]

o  Positioning
o  Product / Distribution
o  Platform / Systems

McLeodUSA logo.           . . . number #1, most admired

Slide 41

Distribution Formula. . .

[On the left side of the slide is a green arrow pointing upwards. The text "2000" is at the bottom of the arrow and the text "2001" is at the top of the arrow. Below the arrow is the text "1250". Above the arrow is the text "1850". Below this diagram is the text "Sales Team".]

[On the right side of the slide are the following states with the two letter postal state abbreviation symbols "WA," "OR," "ID," "MT," "WY," "UT," "AZ," "NM," "CO," "TX," "OK," "KS," "NE," "SD," "ND," "MN," "WI," "IA," "MO," "AR,"
"LA," "IL," "IN," "OH," "MI," which appear in bold type within the respective boundaries of the state which each symbol represents. The following states are highlighted yellow: WA, OR, ID, MT, WY, UT, AZ, NM, CO, KS, NE, SD, ND, MN, WI, IA, MO, IL, IN, OH, and MI. The following states are highlighted purple: TX, OK, AR, and LA. There are stars across these states indicating the location of our sales offices. Above the diagram is the text "136 Sales Offices". Below the diagram is the text "Illustration Only".]

McLeodUSA logo.           . . . proven to penetrate


Slide 42

Best Formula. . .

[There are five green boxes across the bottom of the slide with white arrows pointing to the right connecting each box. The text "10 Year Plan", "Territory Plan", "Staffing", "Prospecting", "Sales" is in each box. Above the Sales box is a white arrow pointing upward to a green box with the text "Upgrades". There is a white arrow pointing diagonally left in an upward direction to a green box with the text "Customer Service". There is a white arrow pointing downwards from the Customer Service box to a green box with the text "Field Service (Account
Mgmt)". There is also a white arrow pointing diagonally left in a downward position connecting the Upgrades box with the Field Service box. Associated with these boxes is the text "'Beat Cop' Customer Process".]

McLeodUSA logo.           . . . in the industry


Slide 43

Multiple Platforms. . .

  Platforms      Products
  ---------      --------
  UNE             Local
                  -----
  UNE-M              First Mile
  XDSL
  T1              Other Services
                  --------------
  Direct Build       Long Distance
  Wireless           Internet
                     Intranet

                     Private Line
                     Web Hosting
                     E-Commerce

McLeodUSA logo.           . . . multiple products


Slide 44

Customer Retention Team. . .

[On the left side of the slide is a picture of a customer service representative seated at a desk with a computer. Above the picture is the text "One-Call Resolution". To the right of the picture is the following text:]

o  Real People
o  Relationship Focused
o  0.5% Churn

McLeodUSA logo.           . . . industry's best


Slide 45

Proprietary Systems. . .

[In the center of the slide is a circular picture of an employee at a desk with a computer. The picture is framed with arrows rotating in the circular shape. The text "Data Management" overlays the arrows. The text "Beat Cop" is to the top right of the picture.]

McLeodUSA logo.           . . . manage transactions


Slide 46

Proprietary Systems . . .

[In the center of the slide is a circular picture of an employee at a desk with a computer. The picture is framed with arrows rotating in the circular shape. The text "Data Management" overlays the arrows. The text "Beat Cop" is to the top right of the picture. Below is the text "The Sale".]

McLeodUSA logo.           . . . manage transactions

Slide 47

Proprietary Systems . . .

[In the center of the slide is a circular picture of an employee at a desk with a computer. The picture is framed with arrows rotating in the circular shape. The text "Data Management" overlays the arrows. The text "Beat Cop" is to the top right of the picture. Below is the text "The Sale". Below is the text "Order Tracking and Scheduling".]

McLeodUSA logo.           . . . manage transactions


Slide 48

Proprietary Systems. . .

[In the center of the slide is a circular picture of an employee at a desk with a computer. The picture is framed with arrows rotating in the circular shape. The text "Data Management" overlays the arrows. The text "Beat Cop" is to the top right of the picture. Below is the text "The Sale". Below is the text "Order Tracking and Scheduling". Below is the text ""Customer Service".]

McLeodUSA logo.           . . . manage transactions


Slide 49

Proprietary Systems. . .

[In the center of the slide is a circular picture of an employee at a desk with a computer. The picture is framed with arrows rotating in the circular shape. The text "Data Management" overlays the arrows. The text "Beat Cop" is to the top right of the picture. Below is the text "The Sale". Below is the text "Order Tracking and Scheduling". Below is the text ""Customer Service". Below and slightly to the left is the text "Call Processing".]

McLeodUSA logo.           . . . manage transactions


Slide 50

Proprietary Systems . . .

[In the center of the slide is a circular picture of an employee at a desk with a computer. The picture is framed with arrows rotating in the circular shape. The text "Data Management" overlays the arrows. The text "Beat Cop" is to the top right of the picture. Below is the text "The Sale". Below is the text "Order Tracking and Scheduling". Below is the text "Customer

Service". Below and slightly to the left is the text "Call Processing". On the bottom left is the text "Bundled Services Billing".]

McLeodUSA logo.           . . . manage transactions


Slide 51

Proprietary Systems. . .

[In the center of the slide is a circular picture of an employee at a desk with a computer. The picture is framed with arrows rotating in the circular shape. The text "Data Management" overlays the arrows. The text "Beat Cop" is to the top right of the picture. Below is the text "The Sale". Below is the text "Order Tracking and Scheduling". Below is the text ""Customer Service". Below and slightly to the left is the text "Call Processing". On the bottom left is the text "Bundled Services Billing". Above is the text "Customized Billing".]

McLeodUSA logo.           . . . manage transactions


Slide 52

Proprietary Systems. . .

[In the center of the slide is a circular picture of an employee at a desk with a computer. The picture is framed with arrows rotating in the circular shape. The text "Data Management" overlays the arrows. The text "Beat Cop" is to the top right of the picture. Below is the text "The Sale". Below is the text "Order Tracking and Scheduling". Below is the text ""Customer Service". Below and slightly to the left is the text "Call Processing". On the bottom left is the text "Bundled Services Billing". Above is the text "Customized Billing". Above is the text "Finance And Accounting".]

McLeodUSA logo.           . . . manage transactions


Slide 53

Proprietary Systems. . .

[In the center of the slide is a circular picture of an employee at a desk with a computer. The picture is framed with arrows rotating in the circular shape. The text "Data Management" overlays the arrows. The text "Beat Cop" is to the top right of the picture. Below is the text "The Sale". Below is the text "Order Tracking and Scheduling". Below is the text ""Customer Service". Below and slightly to the left is the text "Call Processing". On the bottom left is the text "Bundled Services Billing". Above is the text "Customized Billing". Above is the text "Finance And Accounting". Above is the text "Asset and Network".]

McLeodUSA logo.           . . . manage transactions


Slide 54


                             1999           2000*           Change
                             ----           -----           ------
Customers                    280K          375K               34%
Revenue/Customer             $911          $1,035             14%
Total Lines                  579K          1 Million +        73%
Lines Sold                   330K          450K               37%
Sales Team                   900           1,450              61%
Sales Offices                110           136                24%



*2000 Estimates Include CapRock

McLeodUSA logo.           . . . building momentum


Slide 55

Large McLeodUSA logo.
Simply the Best logo.


The following slides were presented by Roy Wilkens:
--------------------------------------------------

Slide 56

Large McLeodUSA logo

The Next Generation National Network

Roy Wilkens


Slide 57

Market Values Data

[Below this text is a graph. Vertical axis has numbers "0", "20", "40", "60", "80", "100", "120". Horizontal axis has text "CLEC" and "ILEC" in gray arrows pointing down to another graph. Above CLEC is a green graph bar filled to 51% and a yellow graph bar filled up 49% totaling 100%. Above ILEC is green graph bar filled to 12% and a yellow graph bar filled up 88%, totaling 100%. To the right of the graph is a key indicating yellow "Voice, Other" and green "Data". To the left of the graph is text "Data as Percent of Revenues. Above graph is text "Aggregate Industry Averages".]

[Below graph is another graph. Vertical axis has numbers "0", "5", "10", "15", "20", "25", "30", "35", "40", "45". Horizontal axis has text "CLEC" and "ILEC".
Above CLEC is a green graph bar filled to 38.5. Above ILEC is a green graph bar filled to 3.2. To the right of the graph is a key indicating green "Mkt Cap/Rev". To the left of the graph is text "Market Cap over Revenues".]

Slide courtesy Cisco Systems

McLeodUSA logo. Sources: New Paradigm Resources Group, Paine Webber, Yahoo
Finance
Represents aggregation across CLEC industry and ILEC industry

Note: Market Cap for 7/7/00; trailing 12 month revenues (usually through
12/31/99)


Slide 58

Current CLEC Market

[Below this text is an outline of the continental United States with a graph overlaying it. On the left side the text "Data Networks" at the top of a yellow vertical axis, one-half down the vertical axis the text "DSL" with an orange arrow horizontally across the graph with the text "Traditional CLEC Products" below it. Three-fourths down the vertical axis the text "PRI" and at the bottom of the vertical axis the text "Voice". A yellow horizontal axis with the text "Local", "Regional" and "National" are spaced along the horizontal axis. At the intersection of the horizontal and the vertical axis is a white arrow across the graph at a 45 degree angle with the text "Customers" above it.]

McLeodUSA logo.  CLECs Must Provide National Data


Slide 59

Current Bandwidth Market

[Below this text in the lower left corner is a picture of an old computer in a circular shape with the text "Legacy" above it. Slightly above that in the center is a picture of a jack-in-a-box with fibers coming out in a circular shape with the text "Technology" below it. In the lower right corner is a picture of a shovel inserted in the ground in a circular shape with the text "Construction" above it.]

McLeodUSA logo.  Lack of Focus on Providing Services

Slide 60

Building a National Infrastructure

[Below this text an outline of the continental United States with the following text overlying it.]
o  Fiber Coverage
   - Fiber is Available and Affordable Tier 1
   - Leverage Existing Fiber Coverage Tier 2 & 3
o  Service Opportunity
   - Difference is in the Delivery
   - End to End Product Control
o  Platform for Growth
   - Strong CLEC Growth Foundation
   - Opportunity for Bandwidth Revenue

McLeodUSA logo.  One Functional Network


Slide 61

Product Stack-Unlimited Possibilities

[Below this text to the right side is a triangle with text on different levels from the top down as follows: "?", "B2B Gateways", "Voice & Data Convergence", "DS-0 and DS-1 PL", "Collocate and Web Hosting", and "High Capacity PL DS-3 to OC-192". To the left of the triangle is the following text in a splashed effect:
"Video To The Desktop", "Wireless Local Broadband", "On-Demand Voice Lines", "Local Waves", Lambda On Demand", "Optical Dial Tone".]

McLeodUSA logo.  A Base for CLEC Growth


Slide 62

Strategic Vision-Customer Focus

[Below this text is a picture sectioned into four quadrants with the text "On-Demand" Customized Services" in the center. In the first quadrant is the text "Technology". In the second quadrant is the text "Scalability". In the third quadrant is the text "Efficiency". In the forth quadrant is the text "Quality".]

McLeodUSA logo.  Simply The Best National Network


Slide 63

External Resources

o  Advances in Engineering
   - Transmission Systems
   - Fiber Types
   - DWDM Line Systems
o  OSS Possibilities
   - Rules Based Architecture
   - More Intelligent NMS
o  Technology Savvy Customer
   - Internet Ready Client
   - Increasing Non-Traditional High Bandwidth Users

McLeodUSA logo.  A Window Of Opportunity


Slide 64

Utilizing Our Fiber Resources

[Centered on the slide is a diagram of the continental United Sates. In yellow print are lines illustrating McLeodUSA's fiber routes. To the right of the diagram is the text "31,000 Route Miles". To the bottom right of the diagram is a key designating a yellow line for fiber routes. To the bottom left of the diagram is the text "Illustration Only".]

McLeodUSA logo.  A Strong National Foundation


Slide 65

Capitalizing On National POPs

[Centered on the slide is a diagram of the continental United Sates showing various POP sites across the United States. There are photographs of buildings in a few major cities in which McLeodUSA has POP sites, including San Francisco, Dallas, Atlanta, and New York. To the right of the diagram is a key designating gray circles as "Point of Presence". Below the diagram is the text "Illustration Only".]

McLeodUSA logo.  Dense US Coverage


Slide 66

Moving Closer to the Customer

[Centered on the slide is a diagram of the continental United Sates with various dots designating our Local City Networks. To the right of the diagram is the text "Over 100 Local Networks". To the lower right of the diagram is the text "Illustration Only."]

McLeodUSA logo.  Providing End to End Services


Slide 67

Experienced Team
o  Instrumental in Industry Firsts
   - DWDM - 1991
   - Optical Switching - 1995
   - Frame Relay Service - 1991
   - Digital Private Line Business Model - 1986
o  Innovative Supplier Strategies
   - Patented Optical Technology
   - Created Cutting Edge Carrier Solutions
   - Redefined the Wholesale Business

McLeodUSA logo.  Proven Industry Execution


Slide 68

Proven Individuals
Chris Ryan           Technology
Larry Littlefield    Financial
Charlie Emde         Information Systems
Todd Wilkens         Engineering
Gary Dupler          Planning and Construction
Mike Edl             Operations
John Barnett         Wholesale Sales
Mike Predovic        Facilities

McLeodUSA logo.  Building Upon Past Success


Slide 69

A Clean Slate
o  Building A New Network for Today and Tomorrow
o  Turning Fiber Into Services
o  No Legacy Systems or Bureaucracy
o  Flexibility Focus

o  Leverage Experience

McLeodUSA logo.  Doing It Right The First Time


Slide 70

Avoiding the Hype

ISDN Phone Lines--A new Super Powerful Telephone Technology.  - Omni Jan. '93

Why Bundling Its Consumer Services Hasn't Benefited AT&T - WSJ Oct. 2000

A Ring Structure Has Come to be the Architecture of Choice - Mgmt Science Nov-94

SMDS Takes Center Stage - Telephony Jan-94

Bell Service Bundling as Residential Competitive Key - Telecom Report Nov 97

Tomorrows Network Today--Use of Sonet Ring and ATM Technology - Data Comm. Sept. '95

SONET Vs ATM an Either or Choice - Comm. News July '97

McLeodUSA logo.  Going Back To The Basics


Slide 71

Focusing on Providing Service

The Customer

[Below this text is a balancing scale that is balanced with colored blocks on the left side with the text "The Network" below it. On the right side are colored circles with the text "The Systems" below it.]

McLeodUSA logo.  Increasing Customer Utility


Slide 72

Utilizing Technology Evolution

Digital      Linear      45MB

             Ring

FR                               1GB
    ATM      Mesh        10GB
             Switch
[These words are set forth on the slide and arrows point to "Mesh Switch" which is encircled by a wrapped ball.]

McLeodUSA logo.  Heading for Optical Networking


Slide 73

Today's Technology-Ring Networks

[Below this text is an outline of the continental United States with an oval circle around the western part of the United States, an oval circle around the southwestern part of the United States, an oval circle around the central part of the United States, an oval circle around the southeastern part of the United States, an oval circle around the east central part of the United States and an oval circle around the northeastern part of the United States.]

McLeodUSA logo.  A Seemingly Simple Solution


Slide 74

The Real Picture of a Ring-Based Network

[Below this text is an outline of the continental United States with four oval circles stacked upon each other connected with red dots around the western part of the United States, four oval circles stacked upon each other connected with red dots around the southwestern part of the United States, four oval circles stacked upon each other connected with red dots around the central part of the United States, an oval circle with red dots around the southeastern part of the United States, five oval circles stacked upon each other connected with red dots around the east central part of the United States and four oval circles stacked upon each other connected with red dots around the northeastern part of the United States. There is one large oval circle including the western, southwestern and central parts of the United States. There is one oval circle including the east central and northeastern parts of the United States.]

McLeodUSA logo.  Multiple Individual Systems


Slide 75

Utilizing Technology--A Simplified Approach

[Below this text is an outline of the continental United States with an oval circle around the western part of the United States, an oval circle around the southwestern part of the United

States, an oval circle around the central part of the United States, an oval circle around the southeastern part of the United States, an oval circle around the east central part of the United States and an oval circle around the northeastern part of the United States. All of these oval circles are connected to the adjoining oval circle by a smaller black circle outlined in orange with an orange "x" in each circle.]

McLeodUSA logo.  A Truly Intelligent Network


Slide 76

Meeting Dynamic Customer Needs

[Below this text in the center of the slide is a picture of a swinging pendulum. On the left side of the pendulum is an arrow pointing upwards with the text "Capacity & Cost". The text "More" is below it. On the right side of the pendulum is an arrow pointing downwards with the text "Capacity & Cost". The text "Less" is below it. The text "Restoration" is on the swinging pendulum.]

McLeodUSA logo.  Embracing Change as Constant


Slide 77

Optical Economics

[On the left side of the slide is a graph. On the horizontal axis are the following years "1984", "1994", "1998" and "2002". On the vertical axis at a curve is "50 Mb" above the year 1984, "2.5 Gb" above the year 1994, "320 Gb" above the year 1998, and "6.4 Tb" above the year 2002. There is a green arrow following the curve up to 6.4 Tb, pointing nearly straight up over 2002. There is a red arrow from 1984 to 2002 rising at a much more modest rate with the text "Moore's Law". Above the graph is the text "Transport Capacity". Below the graph is the text "Outstripping Moore's Law. . ."]

[On the right side of the slide is another graph. On the horizontal axis are the years "1993", "1998" and "2002". Above the year 1993 is a graph bar to the top of the graph. Above the year 1998 is a graph bar about one-fifth the size. Above the year 2002 is a graph bar about one-twentieth the size of the year 1993 graph bar. There is a gray arrow pointing down from the year 1993 graph bar to the year 2002 graph bar. The text "Cost per Gigabit-Mile" is at the top of the graph. The text "And Creating Wealth For our customers" is below the graph.]

Slide Courtesy of Nortel Networks

McLeodUSA logo.

Slide 78

Business Plan Capital Allocation

[In the center of the slide is a bar graph. On the left side is a vertical axis with "0%" on the bottom, "10%", "20%", "30%", "40%", "50%", "60%", "70%", "80%",
"90%" at the top. To the right of the axis is a three-dimensional block up to 80%. Below is the text "Equipment". To the right of that is a three- dimensional block up to about 7.5%. Below is the text "Fiber". To the right of that is a three-dimensional block up to about 2.5%. Below is the text "Systems". To the right of that is a three-dimensional block up to about 10%. Below is the text "POP & Other". Over these bars is the following text: "Fiber is a Small Part of Providing the Total Service Package".]

McLeodUSA logo.  Emphasis on Optronics


Slide 79

Fundamental IT Systems

[Below this text is a purple box centered with the text "WEB Based Customer Interface". Below that are five blue boxes with the following vertical text in each box: "Pricing", "Order Entry", "Provisioning", "Fault", "Billing". Below is a purple box with the text "Facilities Inventory System". Below is a purple box with the text "Network Elements-NMS".]

McLeodUSA logo.  A Solid System for the 21st Century


Slide 80

Product Stack--Initial PL Focus

[Below this text to the right side is a triangle with text on different levels from the top down as follows: "?", "B2B Gateways", "Voice & Data Convergence", "DS-0 and DS-1 PL", "Collocate and Web Hosting", and "High Capacity PL DS-3 to OC-192". To the left of the triangle is the following text in a splashed effect:
"Wireless Local Broadband", "Video To The Desktop", "On-Demand Voice Lines", "Local Waves", Lambda On Demand", "Optical Dial Tone".]

McLeodUSA logo.  Funded Development


Slide 81

The Flex Product Line

[In the center of the slide is a balloon with the following text inside:

o  Flat Rate Network Entry Point
o  Dynamic Circuit Allocation
o  Multiple Restoration Options
o  High Speed Connectivity
o  On-Line Customer Interface

On the right side of the balloon are three pipes extending out to three circles with buildings and trees in each. On the left side of the balloon are two pipes extending out to two circles with buildings and trees in each.]

McLeodUSA logo.  Maximizing Customer Control


Slide 82

Customer Service Web Interface

[Pictured on the slide is the McLeodUSA FlexView login page with a picture of the McLeodUSA FlexView homepage slightly overlapping it.]

McLeodUSA logo.  Utilizing the Internet as a Tool


Slide 83

Customer Service Web Interface

[Pictured on the slide is the McLeodUSA FlexView Order Management web page with a picture of the McLeodUSA FlexView New Order web page slightly overlapping it.]

McLeodUSA logo.  Promoting Ease of Use


Slide 84

Customer Service Web Interface

[Pictured on the slide is the McLeodUSA FlexView New Order web page with a picture of the McLeodUSA FlexView New Order Process Order web page slightly overlapping it.]

McLeodUSA logo.  A Better Way to Do Business

Slide 85

Traditional PL Service Speeds

[Below this text centered on the slide is a bar graph. The vertical axis has 12 lines evenly spaced with vertical text "50Mbps Steps". The horizontal axis has "6", "12", "18", "24", "30" and "36" evenly spaced with the text "Months of Service" below it. There is a yellow bar with text "DS-3" between 0 and 12 months and rising up to the first 50Mbps line. There is a yellow bar with text "OC-3" between 12 and 24 months and rising up to the third 50Mbps line. There is a yellow bar with text "OC-12" between 24 and 36 months and rising up to the 12th 50Mbps line.]

McLeodUSA logo.  Large and Painful Upgrades


Slide 86

Flex Products:  Easier Customer Growth

[Below this text is a bar graph. The vertical axis has 12 lines evenly spaced with vertical text "50Mbps Steps". The horizontal axis has "6", "12", "18", "24", "30" and "36" evenly spaced with the text "Months of Service" below it. There is a light yellow bar between 0 and 6 months and up to the first 50Mbps line. There is a yellow bar between 6 and 12 months and up to the second 50Mbps line. There is a dark yellow bar between 12 and 18 months and up to the third 50Mbps line. There is a peach bar between 18 and 24 months and up to the fifth 50Mbps line. There is an orange bar between 24 and 30 months and up the seventh 50Mbps line. There is a yellow bar between 30 and 36 months and up the 10th 50Mbps line. To the right of the graph is the following text:]

o  OC-12 Port
o  OC-12 Local Access
o  Step Up Circuits Gradually as Needed

McLeodUSA logo.  A Focus on Flexibility


Slide 87

Improving on the Bottom Line

o  Fiber Cost is no longer a barrier
o  POP facilities provide control and growth
o  Electronics are success based
o  PPE investment for solid MRR

McLeodUSA logo.  A Strong Investment for the Future

Slide 88

Execution:  Moving Aggressively

o  Assembled High Performance Team
o  Funded Project (Sept-00)
o  15,000+ Route Miles 1st half 2001
o  Mesh Vendor Determined Nov. 00
o  POP Facilities
   - Over 75% Identified
o  Basic IT System Year End 2000
o  National Flex Products End of 2001

McLeodUSA logo.  Focused on Our Goals


Slide 89

Conclusions

Providing Service to Customers

[Below this text is an outline of the continental United States with lines depicting our routes of fiber optic cable.]

McLeodUSA logo.  Renewing Our Root Commitment


Slide 90

Conclusions

Providing Service to Customers    Providing a CLEC Foundation

[Below this text is an outline of the continental United States with lines depicting our routes of fiber optic cable.]

McLeodUSA logo.  Growing our Core Business


Slide 91

Conclusions

Providing Service to    Providing a CLEC    Providing New
Customer                Foundation          Revenue Sources

[Below this text is an outline of the continental United States with lines depicting our routes of fiber optic cable. The text "Simply The Best National Network" overlying the United States.]

McLeodUSA logo.  Capitalizing on Opportunity


Slide 92

Large McLeodUSA logo.


The following slide were presented by J. Lyle Patrick:
-----------------------------------------------------

Slide 93

Large McLeodUSA logo.


Slide 94

Presentation Outline. . .

o  Opportunity
o  Plan
o  Execution

McLeodUSA logo.


Slide 95

Opportunity. . .

o  Focus on Incumbent
o  Penetrate Markets, Leverage People and Assets
o  Compete Effectively and Economically

McLeodUSA logo.          . . . the core is local services

Slide 96

Become The New Local Services Company . . .


                                             US West           MCLD
                                             -------           ----
Lines Served(1)                               $17M             $725K
Gross Telco PP&E(in service)(2)               $29B             $636M
Gross Telco PP&E per Line                     $1,726           $877
Monthly Revenue per Line                      $60              $62
Monthly EBITDA per Line                       $24              $12
Recovery Period (Months)                       72              73

(1) 1999/2000 Average
(2) Beginning of Year Balance


McLeodUSA logo.                  . . . and more



Slide 97

McLeodUSA Advantages. . .

o  Penetrating Markets, Gaining and Keeping Share
o  More Advanced and Efficient Network / Systems
o  New Product Opportunities
o  Multiple Platform Market Entry, Choose Where We Build
o  Lower Cost, Higher Return

McLeodUSA                        . . . a clean slate, simply the best


Slide 98

Attractive Economics - 1997 . . .

o  Large and Growing Market
   - Lines and Subscribers:  17.5M

o  Demand-Driven Capital Expenditures
   - Average CAPEX and Marketing Cost per Line:  $750

o  High Margins + Recurring Revenues = Attractive Returns
   - Average Revenue per Line:  $780 (per year)
   - EBITDA Margin:  35% (Wall Street Estimate)
   - Average Customer Life:  10 Years

   - Cash on Cash I.R.R.:  35%

McLeodUSA logo.          . . . attractive today


Slide 99

Cash Flow & EBITDA. . .

[On this slide is a graph. On the vertical axis are the numbers "-4", "0", "4", "8", "12". Above the vertical axis is the text "Percent". On the horizontal axis are the years "97", "98", "99", "00", "01", "02", "03", "04", "05", "06". To the
right of the graph is a key indicating a red line for "Cash Flow", a yellow line for "EBITDA", a green line for "Cash Flow (Cumulative)" and a blue line for "EBITDA (Cumulative)". On the graph the red line representing Cash Flow starts at 0 at year 97, drops down to about -1 at year 00, then slightly continues to curve up to about 2 at year 06. The yellow line representing EBITDA starts at 0 at year 97, maintains near 0 until year 01 where it slightly continues to curve up to about 4 at year 06. The green line representing Cash Flow (Cumulative) starts at 0 at year 97, continues to drop slightly down to about -4 at years 01, 02, 03 and then slightly continues to curve up to about 1 at year 06. The blue line representing EBITDA (Cumulative) starts at 0 at year 97, maintains 0 until year 00 or 01 where it slightly continues to curve up to 12 at year 06.]

McLeodUSA logo.          . . . and it gets better


Slide 100

Plan Metrics Continuously Monitored . . .

o  Revenue Trend . . . Increasing
   - Capture and Retain Share
   - Grow Revenue per Customer

o  Cost Trend . . . Decreasing
   - Costs of Sales % Decrease
   - SG&A% Decrease

o  Cash
   - Invest, Don't Spend

McLeodUSA logo.          . . . all improving

Slide 101

The Process/Plan . . .

o  Operate and Report by Specific Markets
o  48 CLEC and 260 Publishing Market Units
o  Forecast and Account by Market Unit, Revenue, EBITDA, Cash Flow and CAPEX
o  Best Monitoring of a Strategic Asset . . . Cash

McLeodUSA logo.          . . . by market


Slide 102

Unit Execution. . .

[On the left side of the slide appears a graph. On the vertical axis are the numbers "0", "200", "400", "600", "800". Above the vertical axis is the text "Thousands". On the horizontal axis are the years "96", "97", "98", "99", "00". Below the horizontal axis is the text "Year". Above the year 96 is a graph bar indicating "65". Above the year 97 is a graph bar indicating "193". Above the year 98 is a graph bar indicating "306". Above the year 99 is a graph bar indicating "579". Above the year 00 is a graph bar indicating "803". To the left of the 99 and 00 graph bars and above the 96, 97 and 98 graph bars is the text "90% CAGR". Above the graph is the text "CLEC Lines".]

[On the right side of the slide appears a graph. On the vertical axis are the numbers "0", "15", "35". Above the vertical axis is the text "Millions". On the horizontal axis are the years "96", "97", "98", "99", "00". Below the horizontal axis is the text "Year". Above the year 96 is a graph bar indicating "7". Above the year 97 is a graph bar indicating "10". Above the year 98 is a graph bar indicating "14". Above the year 99 is a graph bar indicating "19". Above the year 00 is a graph bar indicating "31". To the left of the 99 and 00 graph bars and above the 96, 97 and 98 graph bars is the text "45% CAGR". Above the graph is the text "Books Distributed".]

McLeodUSA logo.          . . . consistent, impressive growth


Slide 103

Revenue & EBITDA . . .

[On the left side of the slide appears a graph. On the vertical axis are the numbers "0", "0.4", "0.8", "1.2", "1.6". Above the vertical axis is the text "$ Billions". On the horizontal axis are the years "96", "97", "98", "99", "00". Below the horizontal axis is the text "Year". Above the year 96 is a graph bar indicating "$.08". Above the year 97 is a graph bar indicating "$0.3". Above the year 98 is a graph bar indicating "$0.6". Above the year 99 is a graph bar indicating "$0.9". Above the year 00 is a graph bar indicating "$1.4". To the left of the 99 and 00 graph bars and above the 96, 97 and 98 graph bars is the text "103% CAGR". Above the graph is the text "Revenue".]

[On the right side of the slide appears a graph. On the vertical axis are the numbers "-40", "0", "40", "80", "120". Above the vertical axis is the text "$ Millions". On the horizontal axis are the years "96", "97", "98", "99", "00". Below the horizontal axis is the text "Year". Above the year 96 is a graph bar indicating "$-17". Above the year 97 is a graph bar indicating "$-32". Above the year 98 is a graph bar indicating "$20". Above the year 99 is a graph bar indicating "$59". Above the year 00 is a graph bar indicating "$115". Above the graph is the text "EBITDA".]

McLeodUSA logo.          . . . 18 quarters met or exceeded expectations


Slide 104

Sources and Uses. . .

[On the left side of the slide appears a pie chart. Above the pie chart is the text "Sources $1.7 Billion". The pie chart is depicted as follows: "$600M" indicating "Cash". "$725M" indicating "Bank Revolver". "$375M" indicating "Operating Capital(1)" Below the pie chart is the text "(1) EBITDA Net of Interest & Working Capital".]

[On the right side of the slide appears a pie chart. Above the pie chart is the text "Uses $1.7 Billion". The pie chart is depicted as follows: "$1.7 Billion indicating "CAPEX".

Centered above both pie charts is the text "4Q00-2002".]

McLeodUSA logo.          . . . funded plan


Slide 105


                           1999                2000%              %
                           ----                -----             ---
Revenues                   $241M               $366M             52%
EBITDA                     $15M                $15M*             --
Lines Sold                 81K                 117K              44%
Rev/Customer               $892                $1,034            16%


*Post Splitrock Dilution

McLeodUSA logo.          . . . aggressive growth, positive EBITDA

Slide 106

McLeodUSA Financial History . . .


                            1996                 2000              CAGR
                            ----                 ----              ----
Lines                       65K                  803K               90%
Books                       7M                   31M                45%
Revenue                     $81M                 $1.38B            103%
EBITDA                      $(17)M               $50M               --
Per Share                   $3.3                 $17.19*            52%



*As of November 3, 2000

McLeodUSA logo.          . . . speaks for itself

Slide 107

McLeodUSA Tier 3. . .

[In the center of the slide appears a graph. On the vertical axis are the numbers "0", "20", "40". Above the vertical axis is the text "% Share". On the horizontal axis are the numbers "0", "2", "4", "6", "8", "10". Below the horizontal axis is the text "Year". There appears a green graph line starting at 0,0 and curving slightly upward ending at 40% share in year 10. There are the following points marked on the graph (with the first number in each pair being the % share and the second number being the year): an orange diamond at 0, .2; a green triangle at 0, .4; a red diamond at 0, .6; a red triangle at 5, .4; a red square at 10, .8; a yellow triangle at 15, 3; a green square at 14, 3.5; a red circle at 16, 4; a green diamond at 20, 3.5; a green circle at 21, 3.4; a blue diamond at 27, 2; a yellow square at 35, 6.5; and a yellow circle at 43; 6.8. Above the graph is the text "10 Year".]

McLeodUSA logo.          . . . meeting and exceeding


Slide 108

McLeodUSA Tier 2 . . .

[In the center of the slide appears a graph. On the vertical axis are the numbers "0", "15", "30". Above the vertical axis is the text "% Share". On the horizontal axis are the numbers "0", "2", "4", "6", "8", "10". Below the horizontal axis is the text "Year". There appears a green graph line starting at 0,0 and curving slightly upward ending at 40% share in year 10. There are the following points marked on the graph (with the first number in each pair being the % share and the second number being the year): a red triangle at 0, .3; a yellow triangle at 0, .5; a yellow diamond at 1,1; a red diamond at 5, 3; a red circle at 5, 3.8. Above the graph is the text "10 Year".]

McLeodUSA logo.          . . . meeting and exceeding

Slide 109

McLeodUSA Tier 1 . . .

[In the center of the slide appears a graph. On the vertical axis are the numbers "0", "10", "20". Above the vertical axis is the text "% Share". On the horizontal axis are the numbers "0", "2", "4", "6", "8", "10". Below the horizontal axis is the text "Year". There appears a green graph line starting at 0,0 and curving slightly upward ending at 20% share in year 10. There are the following points marked on the graph (with the first number in each pair being the % share and the second number being the year): a yellow circle at 0,
 .2; a yellow square at 0, .3; a green diamond at 0, .5; a red square at 1, .5; a blue square at 1, 1.8; a yellow diamond at 2, 2.8; a red diamond at 2, 4.2; a green triangle at 4, 1.8; a red triangle at 5, 1.2; a red circle at 8, 2; a yellow triangle at 12, 3.7. Above the graph is the text "10 Year".]

McLeodUSA logo.          . . .  meeting and exceeding


Slide 110


Service Platforms...                            Average
                                                Centrex*
                                                --------
Revenues                                        $61.78
CGS/SG&A                                        $53.93
EBITDA                                          $7.86
Cust. Acquisition Cost/CAPEX                    $350.00
Months to Recover                               45
Months to Recover (DCF)                         58

Iowa Centrex (DCF)                              28


*Rates Pre Qwest Agreement Oct. 2000

McLeodUSA logo.




                                            Average               Average
Slide III                                   Centrex*                UNE*
Service Platforms...                        -------               -------

Revenues                                     $61.78               $67.83

CGS/SG&A                                     $53.93               $51.85
EBITDA                                       $7.86                $15.98
Cust. Acquisition Cost/CAPEX                 $350.00              $769.00
Months to Recover                            45                   48
Months to Recover (DCF)                      58                   62

Iowa Centrex (DCF)                           28

Minneapolis UNE(DCF)                                              42


*Rates Pre Qwest Agreement Oct. 2000

McLeodUSA logo.


Slide 112

Service Platforms


                                     Average          Average         Average
                                     Centrex*          UNE*            UNE-M
                                     --------         -------         -------
Revenues                              $61.78          $67.83          $67.83
CGS/SG&A                              $53.93          $51.85          $49.77
EBITDA                                $7.86           $15.98          $18.06
Cust. Acquisition Cost/CAPEX          $350.00         $769.00         $350.00
Months to Recover                     45              48              19
Months to Recover (DCF)               58              62              20

*Rates Pre Qwest Agreement Oct. 2000


McLeodUSA logo.                         . . . improving economics

Slide 113

Large McLeodUSA logo.

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